Exhibit 99.1

                    PPL CORPORATION AND SUBSIDIARY COMPANIES

                 CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

                           CONSOLIDATED BALANCE SHEET
                              (MILLIONS OF DOLLARS)


                                               DEC. 31, 2001     DEC. 31, 2000
                                               -------------     -------------

ASSETS
Current Assets                                      $2,466            $1,937
Investments                                          1,037             1,161
Property, plant and equipment - net
   Transmission and distribution                     2,692             2,841
   Generation                                        2,518             2,177
   General and intangible                              317               293
   Construction work in progress                       209               261
   Nuclear fuel and other leased
        property                                       127               123
                                                 ---------         ---------
     Electric utility plant                          5,863             5,695
   Gas and oil utility plant                           197               178
   Other property                                       77                75
                                                ----------        ----------
                                                     6,137             5,948
Recoverable transition costs                         2,174             2,425
Regulatory and other assets                            805               889
                                                ----------        ----------
   Total assets                                    $12,619           $12,360
                                                   =======           =======

LIABILITIES AND EQUITY
Current liabilities                                 $2,081            $2,511
Long-term debt (less current portion)                4,992             4,467
Deferred income taxes and ITC                        1,420             1,412
Liability for above market NUG purchases               494               581
Other noncurrent liabilities                           830               976
Minority interest                                       38                54
Company-obligated mandatorily
        redeemable securities                          825               250
Preferred stock                                         82                97
Earnings reinvested                                  1,023               999
Other common equity                                  1,670             1,849
Treasury stock                                        (836)             (836)
                                                -----------        ----------
   Total liabilities and equity                    $12,619           $12,360
                                                   =======           =======

                                            CONSOLIDATED INCOME STATEMENT
                                                (MILLIONS OF DOLLARS)



                                               3 MONTHS ENDED DEC. 31        12 MONTHS ENDED DEC. 31
                                               ----------------------        -----------------------
                                             2001          2000(A)              2001       2000(A)
                                           --------       -----------         ------       -------
OPERATING REVENUES
   Retail electric and gas                       $791         $860            $3,357       $3,167
   Wholesale energy marketing and trading         352          507             1,712        2,080
   Energy-related businesses                      169          138               656          436
                                            ---------   ----------          --------     --------
                                                1,312        1,505             5,725        5,683
                                            ---------   ----------          --------     --------

OPERATING EXPENSES
   Fuel and purchased power                       461          570             2,128        2,461
   Other operation and maintenance                239          315             1,024          966
   Amortization of recoverable transition costs    60           68               251          227
   Depreciation                                    64           65               254          261
   Other                                          191          159               727          566
                                             --------      -------               ---          ---
                                                1,015        1,177             4,384        4,481
                                             --------      -------             -----       ------
OPERATING INCOME                                  297          328             1,341        1,202
                                              -------       ------             -----        -----

OTHER INCOME AND (DEDUCTIONS)
   Write-down of International Energy Projects  (336)                          (336)
   Cancellation of Generation Projects          (150)                          (150)
   Other                                            1         (23)                17         (15)
                                              -------      -------          --------     --------
                                                (485)         (23)             (469)         (15)
                                              -------      -------           -------     --------


INCOME (LOSS) BEFORE INTEREST, INCOME TAXES
   AND MINORITY INTEREST                         (188)          305               872        1,187
Interest expense                                  109          102               392          376
Income taxes                                       14           79               261          294
Minority interest                                 (6)            0               (2)            4
                                              -------     --------             -----      -------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEMS        (305)          124               221          513
Extraordinary items (net of tax)                    0           11                 0           11
                                             --------     --------           -------       ------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF A
  CHANGE IN ACCOUNTING PRINCIPLE                (305)          135               221          524
Cumulative effect of a change in accounting
   principle (net of tax)                          10            0                10            0
                                               ------        -----           -------       ------
INCOME (LOSS) BEFORE DIVIDENDS ON PREFERRED
   SECURITIES                                   (295)          135               231          524
Dividends - preferred securities                   17            7                52           26
                                             --------     --------                --      -------
NET INCOME (LOSS) AVAILABLE FOR COMMON STOCK   ($312)         $128              $179         $498
                                               ======       ======              ====       ======

EARNINGS PER SHARE OF COMMON STOCK - BASIC
   Income from core operations                  $0.87        $0.88             $4.24        $3.29
   Unusual items                               (3.00)         0.00            (3.01)         0.16
                                               ------       ------             -----         ----
   Net Income (loss) available for common      ($2.13)       $0.88             $1.23        $3.45
     stock                                      ======       =====             =====        =====

EARNINGS PER SHARE OF COMMON STOCK - DILUTED
   Income from core operations                  $0.87        $0.87             $4.22        $3.28
   Unusual items                               (2.99)         0.00            (3.00)         0.16
                                               ------       ------             -----       ------
   Net Income (loss) available for common     ($2.12)       $0.87             $1.22        $3.44
     stock                                     ======       =====             =====        =====

AVERAGE SHARES OUTSTANDING (THOUSANDS)
   Basic                                      146,483      144,906           145,974      144,350
   Diluted                                    146,804      145,822           146,614      144,782




(a) Certain amounts have been reclassified to conform to the current year presentation.

                                 KEY INDICATORS

FINANCIAL
                                            12 MONTHS ENDED     12 MONTHS ENDED
                                             DEC. 31, 2001       DEC. 31, 2000
                                             -------------       -------------

Dividends declared per share                       $1.06             $1.06
Book value per share (a)                          $12.67            $13.87
Market price per share (a)                      $34.8500          $45.1880
Dividend yield                                      3.0%              2.3%
Dividend payout ratio - diluted (b)                  25%               32%
Price/earnings ratio - diluted (b)                   8.3              13.8
Return on average common equity (b)               28.80%            27.14%

(a) End of period
(b) Based on earnings from core operations



OPERATING - DOMESTIC ENERGY

                                    3 MONTHS ENDED DEC. 31           12 MONTHS ENDED DEC. 31
                                    ----------------------           -----------------------
PPL CORP.
(millions of kwh)                                   PERCENT                          PERCENT
                                 2001      2000      CHANGE       2001      2000      CHANGE
                                 ----      ----      ------       ----      ----      ------
Retail
   Delivered (a)                7,934     8,281       -4.2%     34,610    33,907        2.1%
   Supplied                     8,652     9,370       -7.7%     37,551    37,758       -0.5%

Wholesale
   East                         4,769     6,246      -23.6%     19,125    31,585      -39.4%
   West
       Montana Power (b)        1,201     1,253       -4.2%      4,717     5,096       -7.4%
       Other                    1,112     1,069        4.0%      3,841     4,244       -9.5%




(a) Electricity delivered to retail customers represents the kwh delivered to customers within PPL Electric Utilities Corp.'s service territory.

(b) Energy sold to Montana Power for retail customers under power sale agreements that expire on or before June 30, 2002.